EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report of Eye Care Centers of America, Inc. (the "Company") on Form 10-Q (the "Report") for the quarterly period ended September 28, 2002, I, David E. McComas, President and Chief Executive Officer of Eye Care Centers of America, Inc. (the "Company"), hereby certify pursuant under 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November  12,  2002                  By:     /s/  David  E.  McComas
                                                     ----------------------
                                                     David  E.  McComas
                                                     President  and
                                                     Chief  Executive  Officer